Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Chi Special Acquisition Corp. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eddie Ni, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 15, 2026	By:	/s/ Eddie Ni
	Name:	Eddie Ni
	Title:	Chief Executive and Financial Officer
(Principal Executive Officer and Principal Financial Officer)